RCN Corporation

Presentation to Investors

May 12, 2005

“Safe Harbor” Statement

Caution Concerning Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify those so-called “forward-looking statements” by words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of those words and other comparable words. We wish to take advantage of “safe harbor” provided for by the Private Securities Litigation Reform Act of 1995 and we caution you that actual events or results may differ materially from the expectations we express in our forward-looking statements as a result of various risks and uncertainties, many of which are beyond our control. Factors that could cause our actual results to differ materially from these forward-looking statements, include: (1) changes in laws and regulations, (2) changes in the competitive environment, (3) changes in technology, (4) industry consolidation and mergers, (5) franchise related matters, (6) market conditions that may adversely affect the availability of debt and equity financing for working capital, capital expenditures or other purposes, (7) demand for the programming content we distribute or continued access to programming content, (8) general economic conditions, and (9) other risks described from time to time in reports and other documents we file with the Securities and Exchange Commission.

Non-GAAP Financial Measures

Our presentation may also contain non-GAAP financial measures, as defined in Regulation G, adopted by the SEC. We provide a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure in our quarterly earnings releases, which can be found on the investor relations page of our web site at www.rcn.com

2005 Investment Considerations

Strategic Vision focused on Value Creation New Experienced Management Team World Class Network Strong Product Bundle Focused Distribution Excellent Growth Prospects

– Significant Residential Penetration

– Untapped Commercial Growth Opportunity

Financial Stability Attractive Asset Base

– Megacable

RCN Overview & Positioning

First to market with “Triple Play”

– Differentiated by speed, quality of service, customer care

Tier 1 - High density urban market footprint

– Selectively intensify and extend

Seamless communications services over a state-of-the-art fiber-optic broadband network

– Ability to add-on new services without compromising quality

2004 revenues of $562 million with 425,192 customers as of 12/31/2004 49% ownership in Megacable in Mexico Commercial business focused on network extension

The New Management Team



James Mooney
Chairman
- Ntl (Chairman)
- Nextel
- IBM



Peter Aquino
President & CEO
- CTA
- Veninfotel
- Bell Atlantic

Timothy Dunne CTO & Marketing	Patrick Hogan CFO	Stephen Bogiages General Council	Joe Sorresso SVP, Operations	Richard Ramlal SVP, Strategic Affairs
18 Years Telecom Nextel Verizon	15 Years Finance Vornado FCC TDS	20 Years Tech. Neon Comm. Harvard Univ.	22 Years Telecom MCI MCI Local Bell Atlantic	26 Years Telecom Spencer Trask Bechtel Bell Atlantic

- 6 Market GMs
- Jerry Lawlor, VP, Customer Care
- Mike LeNeve, VP, Sales Operations
- Todd Narwid, Pres, Commercial

RCN
Connect to something more.

5

RCN Footprint

San Francisco

Los Angeles

Chicago

Philadelphia

Washington

LHV

New York

Boston

Juarez

Hermosillo

Guaymas

Cd. Obregón Navojoa Huatabampo

Gomez Palacio Torreón Los Mochis Cd. Lerdo Guamuchil Guasave Culiacan Durango

Mazatlán

Tepic

Tonalá

Guadalajara Tlaquepaque Tlajomulco Zamora

Jalapa

Veracruz

Puebla

Cosamaloapan A. Carrillo

Tlacotalpan

Tluxtla San Cristobal Villa Flores Comitán

US Market Profile (’04):

Franchise Homes: 6.0 M

Homes Passed: 1.4 M

Customers: 425 K

Penetration: 30%

ARPC: $97.3

ASPC: 2.55

Megacable Profile (’04):

Homes Passed: 2.17 M

Cable Customers: 558 K

HSD Customers: 153 K

RCN’s Competitive Positioning

RBOCs

Legacy Voice Wireless Strength

Building out fiber Nascent Video Looking for $ growth

Satellite

Improving Penetration Single Product Offering Video innovation

Looking for new products

RCN

High Density Footprint Bundle Strength Fiber deep into Network High Value Customer base Innovation

Cable MSOs

Legacy Video

Focused on Revenue Growth

Adding Voice Looking for $ growth

Overbuilders

Require Scale to grow Operating Efficiencies Quality

Strategy Overview

STRATEGIC THEME

CONSIDERATIONS

Strategy

COST REDUCTIONS OPERATIONS IMPROVEMENTS PORTFOLIO RATIONALIZATION

STRATEGIC PARTNERSHIPS BUSINESS DEVELOPMENT

Cash generation Product Extensions New Brand Launch Footprint Rationalization Network Leverage

Asset Divestitures & Acquisitions

Expected Results

REVENUE & PROFITABILITY GROWTH

STRATEGIC PARTNERSHIPS BUSINESS DEVELOPMENT

Improved leverage/liquidity Strong Competitive Position Increased Awareness & Growth Invest/Divest Decisions Plant Extensions Commercial Business Expansion M&A Activity

2005 Key Initiatives

Revenue Growth/Market Expansion

Sales Compensation Telesales Investment Commercial Expansion Penetration Economics Innovative Products & Services

– VOIP & Wireless

Competitive Attack

Operational Efficiencies

Customer Retention Strategy Capital Playbook Customer Care Rationalize Programming

Infrastructure

Cost & Expense Reductions

– Real Estate

– Optimize Network Costs

– Maintenance

OSS Upgrades

VOD/SVOD/HD Growth

Capital Structure

Megacable

Footprint rationalization Other M&A considerations

Best Of Breed Network Architecture

Typical HFC

Core Facilities

Node 2,000 Homes

> 2,000 ft.

Best HFC

Core Facilities

Node 500 Homes

< 2,000 ft.

RCN

Core Facilities

Node 150 Homes

< 900 ft.

RCN delivers more bandwidth per customer

Product Offerings

Cable Television

- Diverse line-up of basic, digital cable and premium video programming
- Pay-per-view and VOD service
- HDTV and digital cable services
- Digital Video Recorders

High Speed Data

- Cable modem services provide high-speed Internet access
  - MegaModem Mach 7 connection offers a 7.0 Mbps download speed
  - MegaModem Mach 10, is the fastest residential service on the market offering 10.0 Mbps download speed

Telephony

- RCN offers a full range of local calling plans for residential customers (Circuit Switched)
- 99.999% reliability
  - Power backup
  - E911 service
- VoIP deployment in Chicago market and extend

- Commercial: RCN provides switch-based local telephone and long distance services, high capacity transport, ethernet metro transport, bulk video, and web hosting, and other services

RCN delivers superior products at a competitive monthly rate

RCN
Connect to something more.™

11

Total Communications Offer

Data

10 M Dial LAN

CATV

HD VOD SVOD

Voice

Circuit Switched VOIP

Features

Integrated Application

Gaming Photos

Interactive Services

Integrated Services

Unified Messaging Wireless OCAP

Integrated Network

WIFI WiMax

Service Delivery

Equipment

Installation

Maintenance

…Supported by Services-Oriented Field Force

Commercial Business

Strategy

– Leverage in-market Metro Fiber Rings and extend to Commercial buildings

– Network extensions are financed by deals with aggressive payback criteria

Product Offering

– Ethernet & SONET Metro Transport

– Dark Fiber

– Dedicated IP Access

– Local & Long Distance Voice

– Colocation/Hosting

– Bulk Video

Customer Profile

– Vertical focus: Education, Government, F1000, Hospitality, Media, Carrier, Financial Services, and IT

– Over 1500 customers

Network Reach

– 446 On-Net Buildings

– 21,000 Buildings within 500’ of RCN network

Distribution Strategy Complements Penetration Opportunity…

Current Opportunity

Inbound • Telesales accounts for the bulk of sales •Segment Marketing

•New Hires

Direct Sales • Direct sales reps

•Training &

Outbound • Relaunch Focus

Cross/Upsell • Call center upsells •Complementary Products

•Wireless

Agents • MDUs, Events Resellers

Q404 Consolidated Results ($mil)

4Q 04 4Q 03 Var $Var% 2004 2003 Var $Var%

Revenue

Video 55,887 52,461 3,427 7% 220,158 201,845 18,314 9%

Data 27,718 26,435 1,283 5% 105,919 95,068 10,851 11%

Voice 34,807 36,725 (1,918) -5% 141,475 146,265 (4,790) -3%

Other 3,050 10 3,040 NM 12,521 5,913 6,607 112%

Recip Comp 1,469 22,177 (20,708) -93% 6,758 35,763 (29,006) -81%

Total Revenue 122,931 137,807 (14,876) -11% 486,831 484,854 1,977 0%

Direct Cost 39,172 41,928 (2,756) -7% 170,093 165,219 4,874 3%

Gross Margin 83,759 95,879 (12,120) -13% 316,738 319,635 (2,897) -1%

Gross Margin% 68% 70% (1.44) 65% 66%

SG&A 65,236 91,672 (26,436) -29% 254,662 317,192 (62,530) -20%

53.1% 66.5% (9.63)

EBITDA 18,524 4,207 14,317 340% 62,075 2,443 59,632 2441%

EBITDA% 15% 3% 13% 1%

Cap-X 20,023 17,231 2,792 16% 55,645 68,600 (12,955) -19%

EBITDA less Cap-X (1,499) (13,024) 11,525 88% 6,430 (66,157) 72,587 110%

* Represents successor/predecessor 2004 results versus predecessor 2003 results.

**EBITDA, a non-GAAP measure, equals earnings before interest taxes depreciation and amortization.

Quarterly Metrics (1)

ARPC



$100.0
$95.0
$90.0
$85.0
$80.0
$75.0
$70.0
$82.5
$88.0
$89.1
$93.1
$94.6
$94.9
$96.1
$97.2
1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04

ASPC



2.55
2.50
2.45
2.40
2.35
2.30
2.25
2.20
2.15
2.10
2.15
2.27
2.32
2.37
2.41
2.45
2.49
2.54
1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04

Subscribers



450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
434.4 433.0 436.0 436.7 436.7 430.8 429.1 425.2
1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04

Bundled Percentage



58.0%
56.0%
54.0%
52.0%
50.0%
48.0%
46.0%
44.0%
Q403 Q104 Q204 Q304 Q404

(1) Presented on a proforma basis including Starpower as a fully consolidated entity for all periods.

RCN Connect to something more.™

16

Capital Structure ($ mil)

Cash and short term investments $164.0

Debt

Capital Leases 4.0

1st Lien 330.0

2nd Lien 125.0

3rd Lien 34.5

Total Debt 493.6

Shareholders’ Equity $704.9

(7 yr. Term, Eurodollar + 450bps) (Convertible, due 2012; 7.375% fixed)

(7.75 year term loan – 12.5%-13.2%; PIK & Cash)

2005 Outlook ($ mil)

2004 10K Starpower Adjustment (A) 2004 with Starpower Adjustment (B) 2005 Range

Revenue $487 $75 $562 $555-$565

EBITDA $62 $14 $76 $70-$80

Capital Expenditures (CapEx) $56 $6 $62 $75-$80

Operating Cash Flow (EBITDA -CapEx) $6 $8 $14 ($10) - $5

Customers 425,192 - 425,192 410,000-420,000

(A) RCN purchased the remaining 50% interest in Starpower on December 21, 2004. 2004 has been adjusted as though Starpower was owned for the entire year.

(B) 2004 EBITDA includes net one-time benefits of approximately $12.5M [$10.5M for litigation expenses, ($7.8M) for rent expense, $7.3M for incentive compensation and severance and $2.5M for direct costs.]

Megacable

Cable

– Operates in 11 states and 34 cities

– 570 k subscribers

Internet

– 18 cities in 8 states

– 220 k Internet subscribers

Network

– 11,000 kilometers of HFC plant

– 96% of network is 2-way

Unlocking Value $3,000

VALUE PER

SUB

$1,700

TODAY

COST RATIONALIZATION

COS/REV maintain 35% SGA/REV target 45% to 50%

PENETRATION

Exceed current 30% level Opportunity in NYC & DC

PRODUCTS/SERVICES

Drive bundle take rates Drive VOD and HDTV

VoIP and Wireless

Small Asset Dispositions Acquisitions to Enhance Footprint

TIME

2005 Investment Considerations

Strategic Vision focused on Value Creation New Experienced Management Team World Class Network Strong Product Bundle Excellent Growth Prospects

– Significant Residential Penetration

– Untapped Commercial Growth Opportunity

Focused Distribution Financial Stability Attractive Asset Base

– Megacable